Exhibit 10.3

FIRST AMENDMENT TO THE SHAREHOLDERS’ AGREEMENT

This amendment (“Amendment”) is entered into this 22 day of February, 2008 by and between

1.	REUTERS HOLDINGS LIMITED, a company incorporated in England under registered number 01796065 whose registered office is at The Reuters Building, South Colonnade, Canary Wharf, London, E14 5EP, United Kingdom (“Reuters”);

2.	CME FX MARKETPLACE INC., a company incorporated under the laws of the State of Delaware whose principal office is at 20 South Wacker Drive, Chicago, Illinois 60606, United States of America (“CME”);

3.	RCFX LIMITED, a company incorporated in England under registered number 05764842 whose registered office is at The Reuters Building, South Colonnade, Canary Wharf, London, E14 5EP, United Kingdom, United Kingdom (the “Company”);

4.	REUTERS GROUP PLC, a company incorporated in England under registered number 03296375 whose registered office is at The Reuters Building, South Colonnade, Canary Wharf, London, E14 5EP, United Kingdom (“Reuters Parent”);

5.	REUTERS LIMITED, a company incorporated in England under registered number 00145516 whose registered office is at The Reuters Building, South Colonnade, Canary Wharf, London, E14 5EP, United Kingdom (“Reuters Opco”);

6.	CHICAGO MERCANTILE EXCHANGE HOLDINGS INC., a company incorporated under the laws of the State of Delaware whose principal office is at 20 South Wacker Drive, Chicago, Illinois 60606, United States of America (“CME Parent”); and

7.	CHICAGO MERCANTILE EXCHANGE INC., a company incorporated under the laws of the State of Delaware whose principal office is at 20 South Wacker Drive, Chicago, Illinois 60606, United States of America (“CME Opco”).

This Amendment is entered into to modify the Shareholders Agreement between the parties dated May 4, 2006 (as amended and restated on July 20, 2006) (the “Shareholders’ Agreement”).

1.	Revision of the Shareholders’ Agreement. The Parties agree that with effect from the date of this Amendment Agreement, clause 8.2 of the Shareholders’ Agreement shall be replaced with the following:

“8.2 Appointment and removal of certain Directors

Reuters shall be entitled (by notice in writing to the Company and to CME) to appoint up to four Directors and to remove or replace any such appointee from time to time, and CME shall be entitled (by notice in writing to the Company and to Reuters) to appoint up to four Directors and to remove or replace any such appointee from time to time, provided that each Director appointed by a Shareholder shall, for the duration of such appointment, also be:

(A)	a director of such Shareholder’s Ultimate Parent Company; or

(B)	an officer or executive of such Shareholder, its Ultimate Parent Company or any of its corporate Affiliates.”

2.	No Other Changes. Except as set forth herein, all of the terms and conditions of the Agreement shall remain unchanged and in full effect.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment by their duly authorized representatives as of the date set forth above.

Executed as a deed by	)
REUTERS HOLDINGS LIMITED	)
acting by its attorney	)	Attorney

Executed as a deed by	)
REUTERS HOLDINGS LIMITED	)
	)	Director

Director

Executed as a deed by	)
CME FX MARKETPLACE INC.	)	President
acting by its president and its secretary	)
in accordance with the laws of the territory in	)
which CME FX Marketplace Inc. is incorporated	)	Secretary

Executed as a deed by	)
FXMARKETSPACE LIMITED	)
acting by its attorney	)	Attorney

Executed as a deed by	)
REUTERS GROUP PLC	)
	)	Director

Executed as a deed by	)
REUTERS LIMITED	)
	)	Director

Secretary

Executed as a deed by	)
CHICAGO MERCANTILE EXCHANGE	)	Chief Executive Officer
HOLDINGS INC.	)
acting by its chief executive officer and corporate	)	Managing Director, General Counsel
secretary in accordance with the laws of the	)	and Corporate Secretary
territory in which Chicago Mercantile Exchange	)
Holdings Inc. is incorporated	)